Liquidity Condition and Going Concern	6 Months Ended
Jun. 30, 2026
Liquidity Condition and Going Concern [Abstract]
LIQUIDITY CONDITION AND GOING CONCERN

3. LIQUIDITY CONDITION

As of March 31, 2026 and December 31, 2025, the Company had working capital deficits of $97,098,264 and $123,859,320, respectively. These conditions raised substantial doubt about the Company’s ability to continue as a going concern within twelve months from the issuance of the Company’s interim financial statements for the three months ended March 31, 2026. The substantial doubt was primarily attributable to the Company’s working capital deficit and the scheduled maturity of amounts due to related parties, including amounts due to VSUN.

During the three and six months ended June 30, 2026, the Company generated net income of $17,409,564 and $45,820,768, respectively, and generated positive cash flow from operating activities of $61,439,429 during the six months ended June 30, 2026. In addition, during the second quarter of 2026, the Company completed financing transactions that improved its liquidity position. On June 25, 2026, the Company consummated a registered direct offering with certain institutional investors, pursuant to which the Company issued 4,545,456 ordinary shares and warrants to purchase 4,545,456 ordinary shares, resulting in net proceeds of $47,054,065. In April 2026, the Company also entered into an at-the-market sales agreement under which it may offer and sell up to $30,000,000 of ordinary shares from time to time. As of June 30, 2026, the Company had raised net proceeds of approximately $5.5 million through the issuance of 414,495 ordinary shares under the sales agreement.

On June 18, 2026, the Company and VSUN entered into a loan extension agreement, pursuant to which VSUN agreed to extend the loan repayment date to June 17, 2028. Interest is payable upon repayment of principal. As a result of the extension, the Company reclassified the borrowing and related interest payable due to VSUN from current liabilities to non-current liabilities. After giving effect to this reclassification, the Company had working capital of $29,828,389 as of June 30, 2026, compared with a working capital deficit of $97,098,264 as of March 31, 2026.

Management considered the extension of the VSUN loan, the improvement in the Company’s working capital position, the Company’s recent profitability and positive operating cash flows, and the net proceeds received from the registered direct offering and the at-the-market offering in evaluating the Company’s ability to meet its obligations as they become due. Accordingly, the conditions and events that previously raised substantial doubt about the Company’s ability to continue as a going concern have been resolved, and substantial doubt no longer exists regarding the Company’s ability to continue as a going concern for at least twelve months from the date these unaudited condensed consolidated financial statements are issued. The unaudited condensed consolidated financial statements have been prepared on a going concern basis.